UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 21, 2004

Date of Report (Date of earliest event reported)

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9244 Balboa Avenue, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Item 4. Changes in Registrant’s Certifying Accountant.

On May 20, 2004, Maxwell Technologies, Inc. (the “Company”) received a letter dated May 18, 2004 from its former independent auditor, Deloitte & Touche LLP (“D&T”), in which D&T agreed with the statements made in the Company’s Current Report on Form 8-K/A dated May 14, 2004 and filed with the Securities and Exchange Commission on May 14, 2004.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Document
16	Letter dated May 18, 2004 from Deloitte & Touche, LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: May 21, 2004	By:	/s/ Richard D. Balanson
Richard D. Balanson
President and Chief Executive Officer

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